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                                                           Exhibit 10.3


                    PRINCIPAL BALANCE INCREASE CONFIRMATION


                                                  March 31, 2005


Wells Fargo Bank, National Association,
  as Indenture Trustee
625 Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479
Attn:  Corporate Trust Services-Asset Backed Administration

            Re:  Nordstrom Credit Card Master Note Trust
                 Series 2004-1 Asset Backed Variable Funding Notes
                 -------------------------------------------------

Ladies and Gentlemen:

   Pursuant to Section 4.09(b) of the Series 2004-1 Indenture Supplement, dated as of March 1, 2004 (the "Indenture Supplement"), between Nordstrom Credit Card Master Note Trust (the "Trust") and Wells Fargo Bank, National Association, as trustee (the "Indenture Trustee") to the Master Indenture, dated as of April 1, 2002 (the "Master Indenture" and, together with the Indenture Supplement, the "Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as trustee, the undersigned hereby advises the Indenture Trustee that on the Principal Balance Increase Date a Principal Balance Increase in the aggregate amount of $25,000,000 was made by Nordstrom Credit, Inc. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture.


                                     NORDSTROM CREDIT, INC.,
                                       as Purchaser



                                     By: /s/ Kevin T. Knight
                                         ---------------------
                                     Name:  Kevin T. Knight
                                     Title: President